UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                                811-2653

Dreyfus Bond Funds, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	8/31
Date of reporting period:	8/31/08

FORM N-CSR

Item 1.

Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

7	Understanding Your Fund’s Expenses

7	Comparing Your Fund’s Expenses With Those of Other Funds

8	Statement of Investments

27	Statement of Assets and Liabilities

28	Statement of Operations

29	Statement of Changes in Net Assets

30	Financial Highlights

31	Notes to Financial Statements

39	Report of Independent Registered Public Accounting Firm

40	Important Tax Information

41	Board Members Information

44	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Municipal Bond Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Fund, covering the 12-month period from September 1, 2007, through August 31, 2008.

Economic conditions generally remained unsettled throughout the reporting period. A persistent credit crisis, downturns in the U.S. and global economies and resurgent inflationary pressures produced heightened bond market volatility.As investors grew more risk averse, they moved away from riskier market sectors toward the relative credit safety of U.S. government securities, and more stable money market funds. Despite these factors and concerns regarding monoline bond insurers and auction-rate securities, investor demand remained robust, and municipal bond prices held up relatively well, on average, over the 12-month reporting period.

We believe that monetary and other recent government policy actions should contribute to the recuperation of the ongoing credit crisis, and that credit availability is likely to improve slowly as financial institutions remain cautious. Global energy demand has begun to weaken, potentially alleviating inflationary pressures.The housing market may bottom later this year, with relatively little potential for either sharp subsequent declines or a strong rebound. Consequently, we expect the U.S. economy to slow to sub-par levels for a prolonged period, rather than entering either a sustained rebound or a severe recession.As always, your financial advisor can help you position your investments accordingly.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation September 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Joseph P. Darcy and James Welch, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2008, Dreyfus Municipal Bond Fund achieved a total return of 1.74% .1 In comparison, the Lehman Brothers Municipal Bond Index (the“Index”),the fund’s benchmark, produced a total return of 4.48%, and the fund’s Lipper category average provided an average return of 1.92% for the same period.2,3

A credit crisis and economic slowdown produced heightened volatility among many asset classes, including municipal bonds. The fund produced a lower return than its benchmark and Lipper category average, primarily due to credit issues affecting a small number of individual positions that we regard as temporary.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.The fund will invest at least 75% of its assets in municipal bonds rated A or better or the unrated equivalent as determined by Dreyfus.4 The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality (“high yield” or “junk” bonds).The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest rate environment and the municipal bond’s potential volatility under different interest rate scenarios. We focus on bonds with the potential to offer attractive current income or that are trading at attractive market prices.A portion of the fund’s assets may be

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund’s allocation to either discount bonds or premium bonds will change along with our changing views of the current interest rate and market environments.We also may look to select bonds that are most likely to obtain attractive prices when sold.

Municipal Bonds Produced Mixed Results

A credit crisis originating in the sub-prime mortgage market began to send shock waves throughout the financial markets before the reporting period began. Market turmoil continued into 2008 when highly leveraged institutional investors were forced by sub-prime related losses to sell their more creditworthy holdings, including municipal bonds. In addition, the credit crisis produced difficult liquidity conditions in the auction-rate securities market and massive losses among municipal bond insurers. As a result, investors responded negatively to municipal bonds carrying third-party insurance, often without regard to the securities’ underlying credit quality.

The effects of these developments were exacerbated by declining housing prices, soaring energy costs and a softer job market, which weighed heavily on U.S. economic growth. Aggressive reductions of short-term interest rates by the Federal Reserve Board (the “Fed”) and a stimulus package from the federal government so far appear to have had a relatively limited impact in preventing further economic deterioration.

Particularly heavy losses among municipal bonds through February 2008 were followed by a strong rebound in the spring, when the Fed reassured investors by participating in the rescue of a major investment bank. Although the market subsequently rallied, heightened volatility returned over the summer, when a number of major financial institutions revealed new sub-prime related losses.

Rigorous Credit Research Helped Support Fund Returns

Several strategies helped bolster the fund’s relative performance in this challenging market environment.Through rigorous credit analysis, we focused on securities with solid revenue streams and sound credit and liquidity profiles, such as bonds backed by essential services facilities. This focus helped protect the fund from the brunt of weakness among lower-rated and less liquid bonds. In addition, we took advantage of tactical trading opportunities among tax-exempt instruments that, due to temporary technical factors, sometimes became available at unusually attractive prices and yields.

However, these positive influences were offset by price declines among a handful of individual securities that encountered credit concerns. In our judgment, these concerns are largely unwarranted, and our analysis indicates that the underlying credit fundamentals of these credits remain sound. In addition, the fund’s relative performance was undermined by weakness among bonds backed by the states’settlement of litigation with U.S. tobacco companies.

Staying Cautious in a Volatile Market

As of the end of the reporting period, the U.S. economic downturn has persisted and the credit crisis has intensified. Therefore, we intend to maintain our focus on municipal bonds with strong credit and liquidity profiles, while keeping ample cash on hand for trading opportunities among municipal bonds from fundamentally sound issuers.

September 15, 2008

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	Source: Lipper Inc.

4	The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Fund and the Lehman Brothers Municipal Bond Index

Average Annual Total Returns as of 8/31/08
	1 Year	5 Years	10 Years

Fund	1.74%	3.82%	3.52%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus Municipal Bond Fund on 8/31/98 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2008

Expenses paid per $1,000†	$ 3.99
Ending value (after expenses)	$1,033.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2008

Expenses paid per $1,000†	$ 3.96
Ending value (after expenses)	$1,021.22

† Expenses are equal to the fund’s annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
August 31, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—100.3%	Rate (%)	Date	Amount ($)		Value ($)

Alabama—2.8%
Alabama Public School and College
Authority (Capital Improvement)	5.50	7/1/19	29,250,000		30,376,417
Courtland Industrial Development
Board, EIR (International
Paper Company Project)	6.25	8/1/25	8,000,000		7,572,560
Jefferson County,
Limited Obligation School Warrants	5.25	1/1/20	15,000,000		13,249,650
Alaska—1.0%
Alaska Energy Authority,
Power Revenue (Bradley Lake
Hydroelectric Project)
(Insured; FSA)	6.00	7/1/17	5,730,000		6,649,894
Alaska International Airports
System, Revenue (Insured; AMBAC)	5.75	10/1/12	4,500,000	[a]	5,024,160
Anchorage,
Electric Utility Revenue
(Insured; MBIA, Inc.)	6.50	12/1/15	6,135,000		7,325,313
Arizona—2.4%
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power
Company Project)	5.85	3/1/28	7,750,000		7,483,632
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power
Company Project)	5.88	3/1/33	28,570,000		27,390,345
Arizona Health Facilities
Authority, Revenue
(Banner Health)	6.00	1/1/30	10,000,000		10,224,600
California—11.5%
California,
GO (Various Purpose)	5.50	4/1/14	4,205,000	[a]	4,776,838
California,
GO (Various Purpose)	5.50	4/1/14	9,545,000	[a]	10,670,451
California County Tobacco
Securitization Agency, Tobacco
Settlement Asset-Backed Bonds
(Kern County Tobacco Funding
Corporation)	6.25	6/1/37	6,100,000		5,688,799

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

California (continued)
California Department of Veterans
Affairs, Home Purchase Revenue	5.00	12/1/42	8,000,000		6,798,160
California Department of Water
Resources, Power Supply Revenue	5.13	5/1/12	20,500,000	[a]	22,628,105
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.50	12/1/11	1,280,000	[a]	1,408,486
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.50	12/1/11	60,000	[a]	66,023
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.50	12/1/16	6,330,000		6,870,709
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/27	17,350,000		18,153,305
California Educational Facilities
Authority, Revenue (University
of Southern California)	4.50	10/1/33	15,085,000		14,280,969
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	11/15/46	10,000,000		9,746,600
California Public Works Board,
LR (Department of Mental
Health) (Coalinga State Hospital)	5.13	6/1/29	10,000,000		10,031,300
California Public Works Board,
LR (Various University of
California Projects)	5.50	6/1/14	9,750,000		10,693,020
California Statewide Communities
Development Authority, Revenue
(Inland Regional Center Project)	5.38	12/1/37	10,325,000		9,668,227
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/42	60,655,000	[b]	8,626,354
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.50	12/1/21	11,725,000		11,769,438
Coast Community College District,
GO (Insured; FSA)	0.00	8/1/29	15,000,000	[b]	11,667,600

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

California (continued)
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds	5.50	6/1/13	28,495,000	[a]	31,396,361
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.13	6/1/47	10,000,000		7,471,200
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	7,575,000		6,341,335
San Mateo County Community College
District, GO (Insured; MBIA, Inc.)	0.00	9/1/25	10,000,000	[b]	4,146,700
Colorado—.4%
University of Colorado Hospital
Authority, Revenue	5.00	11/15/37	8,100,000		7,161,291
Connecticut—.4%
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	5.05	7/1/42	7,000,000		7,154,770
Delaware—.3%
Delaware Economic Development
Authority, Water Revenue
(United Water Delaware
Project) (Insured; AMBAC)	6.20	6/1/25	5,000,000		5,063,600
District of Columbia—.9%
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	6.50	5/15/33	7,920,000		7,543,879
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46 184,975,000		[b]	8,649,431
Florida—4.4%
Florida Department of
Environmental Protection,
Revenue (Insured; FGIC)	5.75	7/1/13	10,270,000		10,877,881

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Florida Housing Finance
Corporation, Homeowner
Mortgage Revenue (Collateralized:
FHLMC, FNMA and GNMA)	5.10	7/1/31	9,120,000	8,090,352
Florida State Board of Education,
Public Education Capital Outlay	5.50	6/1/16	12,000,000	12,990,120
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	9,000,000	8,709,930
Orange County,
Tourist Development Tax
Revenue (Insured; AMBAC)	5.00	10/1/24	10,110,000	10,241,936
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	12/1/12	2,090,000 [a]	2,351,355
Orlando Utilities Commission,
Water and Electric Revenue	6.75	10/1/17	15,875,000	18,590,895
Tampa,
Utility Tax and Special
Revenue (Insured; AMBAC)	5.75	10/1/13	9,100,000	10,195,094
Georgia—5.5%
Atlanta Development Authority,
Student Housing Revenue
(ADA/CAU Partners, Inc.
Project at Clark Atlanta
University) (Insured; ACA)	6.25	7/1/14	4,245,000	4,249,669
Augusta,
Water and Sewerage Revenue
(Insured; FSA)	5.25	10/1/39	15,125,000	15,654,224
Chatham County Hospital Authority,
Improvement Revenue (Memorial
Health University)	5.75	1/1/29	3,600,000	3,235,680
Fulton County Facilities
Corporation, COP (Fulton
County Public Purpose Project)
(Insured; AMBAC)	5.50	11/1/18	11,630,000	12,266,045
Georgia,
GO	5.80	11/1/09	19,580,000 [a]	20,841,344

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Georgia (continued)
Georgia,
GO	5.80	11/1/09	20,000,000	[a]	21,288,400
Georgia,
GO	5.00	7/1/28	10,600,000		11,102,864
Milledgeville and Baldwin County
Development Authority, Revenue
(Georgia College and State
University Foundation Property
III, LLC Student Housing
System Project)	5.63	9/1/14	5,100,000	[a]	5,834,349
Private Colleges and Universities
Authority, Revenue (Mercer
University Project)	5.75	10/1/11	6,000,000	[a]	6,693,840
Hawaii—.8%
Hawaii
(Insured; FSA)	5.80	9/1/09	14,000,000	[a]	14,674,660
Idaho—.9%
Idaho Housing Agency,
MFHR	6.70	7/1/24	8,195,000		8,202,048
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	8,625,000		8,536,335
Illinois—4.8%
Chicago Board of Education,
Unlimited Tax GO (Dedicated
Revenues)	5.25	12/1/25	15,000,000		15,751,350
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured; FGIC)	5.25	1/1/23	21,370,000		21,680,292
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured; FSA)	5.75	1/1/24	7,465,000		7,577,274
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured; MBIA, Inc.)	5.25	1/1/27	1,000,000		962,340
Chicago O’Hare International
Airport, Special Facility Revenue
(American Airlines, Inc. Project)	5.50	12/1/30	12,000,000		7,020,960

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Illinois (continued)
Illinois Finance Authority,
Revenue (Northwestern
Memorial Hospital)	5.50	8/15/14	22,310,000	[a]	25,119,498
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	10,000,000	[a]	10,826,400
Indiana—.6%
Indiana Transportation Finance
Authority, Highway Revenue
(Insured; FGIC)	5.75	12/1/21	10,000,000		11,333,500
Kansas—1.1%
Wichita,
Hospital Facilities
Improvement Revenue (Christi
Health System)	5.50	11/15/26	7,000,000		7,076,090
Wyandotte County Kansas City
Unified Government,
Utility System Revenue
(Insured; AMBAC)	5.60	9/1/23	12,010,000		12,796,535
Kentucky—.5%
Mount Sterling,
LR (Kentucky League of Cities
Funding Trust Program)	6.10	3/1/18	7,955,000		9,118,101
Louisiana—.2%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	4,000,000		3,936,320
Maryland—1.6%
Maryland Community Development
Administration, Department of
Housing and Community
Development	6.00	7/1/39	10,000,000	[c,d]	9,986,700
Maryland Economic Development
Corporation, Student Housing
Revenue (Frostburg State
University Project)	6.25	10/1/33	8,580,000		8,019,898

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Health and Higher
Educational Facilities
Authority, Revenue (The Johns
Hopkins University Issue)	5.25	7/1/38	5,000,000	5,206,300
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Washington
County Hospital Issue)	6.00	1/1/43	5,750,000	5,768,572
Massachusetts—2.2%
Massachusetts,
Consolidated Loan (Insured; FSA)	5.25	8/1/24	14,000,000	15,008,560
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology Issue)	5.00	7/1/38	10,000,000	10,250,700
Massachusetts Housing Finance
Agency, Housing Revenue	5.30	6/1/49	6,250,000	5,492,125
Massachusetts Municipal Wholesale
Electric Company, Power Supply
System Revenue (Nuclear
Project Number 4 Issue)
(Insured; MBIA, Inc.)	5.25	7/1/13	10,000,000	10,705,800
Michigan—1.5%
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	7,500,000	7,317,225
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	4,105,000	3,964,198
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/48	19,500,000	16,257,735
Minnesota—.5%
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/30	6,000,000	5,937,660
Shakopee Health Care Facilities,
Revenue (Saint Francis
Regional Medical Center)	5.25	9/1/34	3,000,000	2,723,880

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

Mississippi—.3%
Mississippi Home Corporation,
SFMR (Collateralized: FNMA
and GNMA)	6.25	12/1/32	5,370,000		5,627,223
Missouri—.4%
Saint Louis,
Airport Revenue (Lambert-Saint
Louis International Airport)
(Airport Development Program)
(Insured; MBIA, Inc.)	5.63	7/1/11	5,000,000	[a]	5,441,950
Saint Louis,
Airport Revenue (Lambert-Saint
Louis International Airport)
(Airport Development Program)
(Insured; MBIA, Inc.)	5.63	7/1/11	2,500,000	[a]	2,720,975
Nebraska—2.2%
Omaha Public Power District,
Electric Revenue	5.50	2/1/14	37,300,000		41,122,504
Nevada—.9%
Clark County,
IDR (Nevada Power
Company Project)	5.60	10/1/30	3,000,000		2,565,420
Clark County,
IDR (Nevada Power
Company Project)	5.90	11/1/32	15,000,000		13,270,200
New Hampshire—.9%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; MBIA, Inc.)	6.00	5/1/21	15,500,000		15,660,890
New Hampshire Housing Finance
Authority, Single Family
Residential Mortgage Bonds	6.85	1/1/25	1,055,000		1,069,749
New Jersey—9.6%
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(The Cooper Health System
Obligated Group Issue)	5.25	2/15/20	9,505,000		9,344,270
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/24	11,120,000		10,600,140

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

New Jersey (continued)
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/31	8,000,000		7,311,440
New Jersey Economic Development
Authority, PCR (Public Service
Electric and Gas Company
Project) (Insured; MBIA, Inc.)	6.40	5/1/32	39,140,000		39,476,604
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty)	6.13	6/1/30	10,000,000		10,126,300
New Jersey Transit Corporation,
Federal Transit Administration
Grants, COP (Master Lease
Agreement) (Insured; AMBAC)	5.75	9/15/10	15,000,000	[a]	16,067,100
New Jersey Transportation Trust
Fund Authority (Insured; FSA)	6.00	6/15/12	24,660,000	[c,d]	27,707,729
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.75	6/15/18	7,750,000		8,925,133
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.75	6/15/20	12,645,000		14,282,654
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; AMBAC)	5.00	12/15/27	15,000,000		15,414,300
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	6.75	6/1/13	3,000,000	[a]	3,522,870
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/13	12,065,000	[a]	14,295,215
New Mexico—.5%
New Mexico Finance Authority,
State Transportation Revenue
(Senior Lien) (Insured; MBIA, Inc.)	5.25	6/15/20	8,000,000		8,501,920
New Mexico Mortgage Financing
Authority	6.80	1/1/26	830,000		862,785

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

New York—15.2%
Austin Trust
(Port Authority of New York
and New Jersey, Consolidated
Bonds, 151th Series)	6.00	9/15/28	25,000,000	[c,d]	26,878,500
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA)	5.50	12/1/12	10,000,000		11,093,900
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA)	5.50	12/1/13	25,860,000		28,888,465
Metropolitan Transportation
Authority, State Service
Contract Revenue	5.75	1/1/18	17,025,000		19,627,952
Metropolitan Transportation
Authority, Transportation
Revenue	5.00	11/15/31	8,250,000		8,182,185
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; AMBAC)	5.50	11/15/19	5,000,000		5,237,550
Nassau County Industrial
Development Agency, IDR
(Keyspan-Glenwood Energy
Center, LLC Project)	5.25	6/1/27	10,000,000		9,789,000
New York City	5.75	3/1/13	5,505,000	[a]	6,241,514
New York City	5.75	3/1/18	7,800,000		8,581,950
New York City	5.25	8/15/24	18,500,000		19,149,535
New York City
(Insured; MBIA, Inc.)	5.50	5/15/09	11,180,000	[a]	11,596,455
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade Center,
LLC Project)	6.50	3/1/35	5,000,000		5,075,600
New York City Industrial
Development Agency,
Special Facility Revenue
(American Airlines, Inc.
John F. Kennedy International
Airport Project)	7.50	8/1/16	10,360,000		9,627,030

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	14,000,000	12,948,460
New York City Transitional Finance
Authority, Building Aid Revenue	4.50	1/15/38	12,500,000	11,688,250
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.75	2/15/10	5,100,000 [a]	5,431,194
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.75	2/15/10	11,910,000 [a]	12,683,435
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.50	5/1/10	29,100,000 [a,c,d]	31,064,832
New York State Dormitory
Authority, Consolidated Second
General Resolution Revenue
(City University System)	7.50	7/1/10	1,895,000	2,017,209
New York State Dormitory
Authority, Insured Revenue
(New York University)
(Insured; MBIA, Inc.)	5.75	7/1/27	9,500,000	10,840,070
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.13	12/1/29	5,000,000	4,883,950
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	6,500,000	6,362,590
Triborough Bridge and Tunnel
Authority, General Purpose
Revenue	5.50	1/1/09	10,000,000 [a]	10,129,100
North Carolina—.1%
North Carolina Housing Finance
Agency, Single Family Revenue	6.50	9/1/26	1,115,000	1,148,640

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio—1.2%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	6.50	6/1/47	25,435,000	22,710,403
Oklahoma—.4%
Claremore Industrial and
Redevelopment Authority, EDR
(Yuba Project)	8.38	7/1/11	7,500,000	7,471,500
Pennsylvania—1.1%
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue (Reliant
Energy Seward, LLC Project)	6.75	12/1/36	10,000,000	10,038,700
Pennsylvania Economic Development
Financing Authority, SWDR (USG
Corporation Project)	6.00	6/1/31	12,000,000	10,464,600
South Carolina—1.2%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	5.88	12/1/12	4,000,000 [a]	4,536,440
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	5.00	12/1/23	15,000,000	15,376,200
South Carolina Housing Finance and
Development Authority,
Mortgage Revenue	6.70	7/1/27	1,315,000	1,357,159
South Carolina Housing Finance
and Development Authority,
Mortgage Revenue
(Collateralized; FHA)	6.75	7/1/26	715,000	715,543
Tennessee—2.0%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/36	10,525,000	9,656,898

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Tennessee (continued)
Tennessee Energy Acquisition
Corporation, Gas Project Revenue	5.00	2/1/25	10,000,000	9,022,200
Tennessee Energy Acquisition
Corporation, Gas Project Revenue	5.00	2/1/27	19,485,000	17,309,500
Texas—10.5%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc. Project)	5.75	12/1/29	5,000,000	2,937,500
Brazos River Authority,
PCR (TXU Electric Company
Project)	8.25	5/1/33	9,000,000	9,049,410
Brazos River Authority,
PCR (TXU Energy Company LLC
Project)	6.75	10/1/38	5,790,000	4,876,338
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Facility Improvement
Corporation Revenue
(Learjet Inc. Project)	6.15	1/1/16	5,865,000	5,529,111
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Joint Improvement
Revenue (Insured; FGIC)	5.75	11/1/14	15,070,000	15,419,624
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Joint Improvement
Revenue (Insured; FGIC)	5.75	11/1/15	10,000,000	10,184,400
Harris County Hospital District,
Mortgage Revenue
(Insured; AMBAC)	7.40	2/15/10	1,845,000	1,922,619
Houston,
Airport System Special Facilities
Revenue (Continental Airlines, Inc.
Airport Improvement Projects)	5.70	7/15/29	2,000,000	1,382,440
Houston,
Airport System Special
Facilities Revenue
(Continental Airlines, Inc.
Terminal E Project)	6.75	7/1/21	10,000,000	8,470,500

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Houston,
Airport System Special
Facilities Revenue
(Continental Airlines, Inc.
Terminal E Project)	7.00	7/1/29	5,800,000	4,807,446
Houston,
Combined Utility System, First
Lien Revenue (Insured; FSA)	5.25	5/15/21	18,075,000	19,147,209
Houston Area Water Corporation,
City of Houston Contract
Revenue (Northeast Water
Purification Plant Project)
(Insured; FGIC)	5.25	3/1/12	2,470,000 [a]	2,687,533
North Texas Tollway Authority,
First Tier System Revenue	5.75	1/1/40	15,000,000	14,763,150
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	10,000,000	9,682,700
San Antonio,
Water System Revenue
(Insured; FSA)	5.50	5/15/20	2,400,000	2,553,096
Tarrant County Health Facilities
Development Corporation,
Health Resources System
Revenue (Insured; MBIA, Inc.)	5.75	2/15/14	9,470,000	10,647,310
Texas Transportation Commission,
State Highway Fund First
Tier Revenue	5.00	4/1/26	20,000,000	20,734,000
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	12,000,000	12,371,640
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.50	8/15/39	2,500,000	2,546,150
Tyler Health Facilities
Development Corporation, HR
Refunding and Improvement
Bonds (East Texas Medical
Center Regional Healthcare
System Project)	5.38	11/1/37	20,000,000	17,470,600

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
University of Texas System Board
of Regents, Permanent
University Fund Bonds	5.25	7/1/23	15,000,000	16,620,000
Utah—.6%
Intermountain Power Agency,
Subordinated Power
Supply Revenue	5.25	7/1/22	11,000,000	11,325,600
Virginia—1.4%
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC)	5.25	10/1/28	1,500,000	1,634,745
Tobacco Settlement Financing
Corporation of Virginia,
Tobacco Settlement
Asset-Backed Bonds	5.50	6/1/15	10,000,000 [a]	11,160,300
Upper Occoquan Sewage Authority,
Regional Sewerage System
Revenue (Insured; MBIA, Inc.)	5.15	7/1/20	5,210,000	5,695,728
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	5.00	10/1/26	8,250,000	7,735,695
Washington—2.2%
Bellevue
(Insured; MBIA, Inc.)	5.50	12/1/39	12,000,000	12,351,000
Seattle,
Municipal Light and Power Revenue,
Improvement (Insured; FSA)	5.50	3/1/13	11,585,000	12,254,845
Seattle,
Municipal Light and Power Revenue,
Improvement (Insured; FSA)	5.50	3/1/16	15,400,000	16,275,182
West Virginia—.8%
The County Commission of Pleasants
County, PCR (Allegheny Energy
Supply Company, LLC Pleasants
Station Project)	5.25	10/15/37	10,000,000	9,390,400

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

West Virginia (continued)
West Virginia,
Infrastructure GO (Insured; FGIC)	6.50	11/1/16	2,600,000	[a]	3,211,884
West Virginia State Building
Commission, Subordinate LR
(West Virginia Regional Jail
and Correctional Facility
Authority) (Insured; AMBAC)	5.38	7/1/21	2,505,000		2,747,634
Wisconsin—2.3%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/28	25,000,000		25,894,250
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.63	2/15/29	9,725,000		9,448,713
Wisconsin Health and Educational
Facilities Authority, Revenue
(FH Healthcare Development
Inc. Project)	6.25	11/15/09	5,000,000	[a]	5,300,700
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	1,000,000		923,820
U.S. Related—2.2%
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	7,000,000		7,148,820
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	6.00	7/1/10	20,050,000	[a]	21,594,452
Puerto Rico Infrastructure
Financing Authority, Special
Obligation Bonds	5.50	10/1/32	7,000,000		7,265,440
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/36	23,400,000	[b]	4,792,320
Total Long-Term Municipal Investments
(cost $1,848,620,292)					1,849,932,740

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.5%	Rate (%)	Date	Amount ($)		Value ($)

Georgia—.6%
Burke County Development
Authority, PCR, CP (Liquidity
Facility; Rabobank Nederland)	9.00	9/3/08	11,500,000		11,500,000
North Carolina—.8%
North Carolina Education
Assistance Authority, Student
Loan Revenue (Insured; AMBAC
and Liquidity Facility;
Wachovia Bank)	10.20	9/7/08	14,445,000	[e]	14,445,000
Tennessee—.1%
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(Insured; AMBAC and Liquidity
Facility; Landesbank
Hessen-Thuringen Girozentrale)	8.50	9/7/08	1,000,000	[e]	1,000,000
Total Short-Term Municipal Investments
(cost $26,945,000)					26,945,000

Total Investments (cost $1,875,565,292)			101.8%		1,876,877,740
Liabilities, Less Cash and Receivables			(1.8%)		(33,012,418)
Net Assets			100.0%		1,843,865,322

a	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Security issued with a zero coupon. Income is recognized through the accretion of discount.

c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2008, these securities amounted to $95,637,761 or 5.2% of net assets.

d	Collateral for floating rate borrowings.

e	Variable rate demand note—rate shown is the interest rate in effect at August 31, 2008. Maturity date represents the next demand date, not the ultimate maturity date.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	43.7
AA		Aa		AA	23.8
A		A		A	7.4
BBB		Baa		BBB	16.3
BB		Ba		BB	3.3
B		B		B	2.1
CCC		Caa		CCC	.5
F1		MIG1/P1		SP1/A1	1.4
Not Rated[f]		Not Rated[f]		Not Rated[f]	1.5
					100.0

† Based on total investments.

f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	1,875,565,292	1,876,877,740
Interest receivable		26,458,409
Receivable for shares of Common Stock subscribed		28,269
Prepaid expenses		19,816
		1,903,384,234

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,067,864
Cash overdraft due to Custodian		1,961,655
Payable for floating rate notes issued—Note 4		44,380,000
Payable for shares of Common Stock redeemed		11,779,854
Interest and expense payable related to
floating rate notes issued—Note 4		255,094
Interest payable—Note 2		85
Accrued expenses		74,360
		59,518,912

Net Assets ($)		1,843,865,322

Composition of Net Assets ($):
Paid-in capital		1,973,607,589
Accumulated undistributed investment income—net		478,154
Accumulated net realized gain (loss) on investments		(131,532,869)
Accumulated net unrealized appreciation
(depreciation) on investments		1,312,448

Net Assets ($)		1,843,865,322

Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)		164,808,426
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		11.19

See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS Year Ended August 31, 2008

Investment Income ($):
Interest Income	102,085,580
Expenses:
Management fee—Note 3(a)	11,435,071
Shareholder servicing costs—Note 3(b)	1,839,895
Interest and expense related to floating rate notes issued—Note 4	1,519,687
Directors’ fees and expenses—Note 3(c)	140,830
Custodian fees—Note 3(b)	92,470
Professional fees	81,773
Prospectus and shareholders’ reports	69,609
Registration fees	28,287
Loan commitment fees—Note 2	15,426
Interest expense—Note 2	170
Miscellaneous	67,872
Total Expenses	15,291,090
Less—reduction in fees due to
earnings credits—Note 1(b)	(62,860)
Net Expenses	15,228,230
Investment Income—Net	86,857,350

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(20,101,188)
Net realized gain (loss) on financial futures	135,337
Net Realized Gain (Loss)	(19,965,851)
Net unrealized appreciation (depreciation) on investments	(32,909,530)
Net Realized and Unrealized Gain (Loss) on Investments	(52,875,381)
Net Increase in Net Assets Resulting from Operations	33,981,969

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2008	2007

Operations ($):
Investment income—net	86,857,350	84,558,492
Net realized gain (loss) on investments	(19,965,851)	10,162,911
Net unrealized appreciation
(depreciation) on investments	(32,909,530)	(66,910,334)
Net Increase (Decrease) in Net Assets
Resulting from Operations	33,981,969	27,811,069

Dividends to Shareholders from ($):
Investment income—net	(86,295,978)	(84,296,428)

Capital Stock Transactions ($):
Net proceeds from shares sold	76,964,836	82,027,702
Net assets received in connection
with reorganization—Note 1	—	108,588,735
Dividends reinvested	58,836,323	56,391,973
Cost of shares redeemed	(197,251,702)	(217,215,258)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(61,450,543)	29,793,152
Total Increase (Decrease) in Net Assets	(113,764,552)	(26,692,207)

Net Assets ($):
Beginning of Period	1,957,629,874	1,984,322,081
End of Period	1,843,865,322	1,957,629,874
Undistributed investment income—net	478,154	—

Capital Share Transactions (Shares):
Shares sold	6,767,980	6,930,589
Shares issued in connection
with reorganization—Note 1	—	9,546,215
Shares issued for dividends reinvested	5,180,996	4,774,467
Shares redeemed	(17,299,368)	(18,404,191)
Net Increase (Decrease) in Shares Outstanding	(5,350,392)	2,847,080

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value,
beginning of period	11.50	11.86	12.01	11.84	11.51
Investment Operations:
Investment income—net[a]	.52	.51	.51	.52	.48
Net realized and unrealized
gain (loss) on investments	(.31)	(.36)	(.15)	.17	.34
Total from Investment Operations	.21	.15	.36	.69	.82
Distributions:
Dividends from
investment income—net	(.52)	(.51)	(.51)	(.52)	(.49)
Net asset value, end of period	11.19	11.50	11.86	12.01	11.84

Total Return (%)	1.74	1.21	3.14	5.94	7.20

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.89	.86	.81	.78
Ratio of net expenses
to average net assets	.80[b]	.89[b]	.86[b]	.77	.74
Ratio of net investment income
to average net assets	4.56	4.31	4.35	4.36	4.12
Portfolio Turnover Rate	37.04	40.26	36.31	29.74	47.77

Net Assets, end of period
($ x 1,000)	1,843,865	1,957,630	1,984,322	2,085,236	2,143,305

a	Based on average shares outstanding at each month end.

b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the “fund”) is a separate diversified series of Dreyfus Bond Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

As of the close of business on June 11, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Insured Municipal Bond Fund, Inc. (“Insured Municipal Bond”) were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Insured Municipal Bond received shares of the fund, in an equal amount to the aggregate net asset value of their investment in Insured Municipal Bond at the time of the exchange. The net asset value of the fund’s shares on the close of business June 11, 2007, after the reorganization was $11.65, and a total of 9,546,215 shares representing net assets of

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

$108,588,735 (including $2,555,990 net unrealized appreciation on investments) were issued to Insured Municipal Bond’s shareholders in the exchange.The exchange was a tax-free event to Insured Municipal Bond shareholders.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and

32

requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ending August 31, 2008.

As of and during the period ended August 31, 2008, the fund did not have any liabilities for any unrecognized tax benefits.The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $935,895, accumulated capital losses $118,211,071 and unrealized appreciation $505,001. In addition, the fund had $12,514,351 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2008. If not applied, $15,710,287 of the carryover expires in fiscal 2009, $11,793,725 expires in fiscal 2010, $34,182,166 expires in fiscal 2011, $49,698,815 expires in fiscal 2012 and $6,826,078 expires in fiscal 2016.

34

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2008 and August 31, 2007, were as follows: tax exempt income of $86,295,978 and $84,296,428.

During the period ended August 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $83,218, decreased accumulated net realized gain (loss) on investments by $1,969 and increased paid-in capital by $85,187. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2008, was approximately $10,800, with a related weighted average annualized interest rate of 2.36% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2008, the fund was charged $941,080 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2008, the fund was charged $578,149 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2008, the fund was charged $45,181 pursuant to the cash management agreement.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2008, the fund was charged $92,470 pursuant to the custody agreement.

During the period ended August 31, 2008, the fund was charged $5,622 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $937,062, custodian fees $23,755, chief compliance officer fees $3,760 and transfer agency per account fees $103,287.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Prior to December 1, 2007, a .10% redemption fee was charged and retained by the fund on certain shares redeemed within thirty days of issuance, including redemptions made through the use of the fund’s exchange privilege. From September 1, 2007 through November 30,

36

2007, redemption fees charged and retained by the fund amounted to $38. Effective December 1, 2007, the fund discontinued the redemption fee. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2008, amounted to $703,542,614 and $774,283,108, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading.Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. At August 31, 2008, there were no open financial futures contracts outstanding.

At August 31, 2008, the cost of investments for federal income tax purposes was $1,831,992,739; accordingly, accumulated net unrealized appreciation on investments was $505,001, consisting of $64,821,173 gross unrealized appreciation and $64,316,172 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Bond Fund (one of the series comprising Dreyfus Bond Funds, Inc), as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all dividends paid from investment income-net during its fiscal year ended August 31, 2008 as “exempt-interest dividends” (not generally subject to regular federal income tax). As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

40

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64) Chairman of the Board (1995) Principal Occupation During Past 5Years: Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 157

———————

David W. Burke (72) Board Member (1994) Principal Occupation During Past 5Years: Other Board Memberships and Affiliations: No. of Portfolios for which Board Member Serves: 85

———————

William Hodding Carter III (73) Board Member (1988)

Principal Occupation During Past 5Years:

  Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (January 1, 2006-present)
  President and Chief Executive Officer of the John S. and James L. Knight Foundation (February 1, 1998-February 1, 2006)

Other Board Memberships and Affiliations:

  The Century Foundation, a tax-exempt research foundation, Emeritus Director
  The Enterprise Corporation of the Delta, a non-profit economic development organization, Director

No. of Portfolios for which Board Member Serves: 27

———————

Gordon J. Davis (67) Board Member (2006) Principal Occupation During Past 5Years:

  Partner in the law firm of Dewey & LeBoeuf LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 36

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (66) Board Member (2006) Principal Occupation During Past 5Years:

  Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications
  Principal, Joni Evans Ltd.
  Senior Vice President of the William Morris Agency (2005)

No. of Portfolios for which Board Member Serves: 27

———————

Ehud Houminer (68) Board Member (1994)

Principal Occupation During Past 5Years:

 Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 63

———————

Richard C. Leone (68) Board Member (1987) Principal Occupation During Past 5Years:

  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

Other Board Memberships and Affiliations:

  The American Prospect, Director
  Center for American Progress, Director

No. of Portfolios for which Board Member Serves: 27

———————

Hans C. Mautner (70) Board Member (1987) Principal Occupation During Past 5Years:

  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

Other Board Memberships and Affiliations:

  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member, Advisory Board, Lehman Brothers European Real Estate Private Equity Fund

No. of Portfolios for which Board Member Serves: 27

42

Robin A. Melvin (44) Board Member (1995) Principal Occupation During Past 5Years:

  Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
  Senior Vice President, Mentor, a National non-profit youth mentoring organization (2005)

No. of Portfolios for which Board Member Serves: 27

———————

Burton N. Wallack (57) Board Member (2006)

Principal Occupation During Past 5Years:

No. of Portfolios for which Board Member Serves: 27

———————

John E. Zuccotti (71) Board Member (1987) Principal Occupation During Past 5Years:

  Chairman of Brookfield Financial Properties, Inc.
  Senior Counsel of Weil, Gotshal & Manges, LLP
  Emeritus Chairman of the Real Estate Board of New York

Other Board Memberships and Affiliations:

  Emigrant Savings Bank, Director
  Wellpoint, Inc., Director
  Columbia University,Trustee
  Doris Duke Charitable Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JAMES BITETTO, Vice President and
December 2006.	Assistant Secretary since August 2005.
Chief Operating Officer,Vice Chairman and a	Senior Counsel of BNY Mellon and Secretary
Director of the Manager, and an officer of 76	of the Manager, and an officer of 77
investment companies (comprised of 157	investment companies (comprised of 174
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. He is 42
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since December 1996.

PHILLIP N. MAISANO, Executive Vice	JONI LACKS CHARATAN, Vice President
President since July 2007.	and Assistant Secretary since
Chief Investment Officer,Vice Chair and a	August 2005.
director of the Manager, and an officer of 76	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 157	of 77 investment companies (comprised of 174
portfolios) managed by the Manager. Mr.	portfolios) managed by the Manager. She is 52
Maisano also is an officer and/or Board	years old and has been an employee of the
member of certain other investment	Manager since October 1988.
management subsidiaries of The Bank of New
JOSEPH M. CHIOFFI, Vice President and
York Mellon Corporation, each of which is an
Assistant Secretary since August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Senior Counsel of BNY Mellon, and an officer
November 2006. Prior to joining the Manager,	of 77 investment companies (comprised of 174
Mr. Maisano served as Chairman and Chief	portfolios) managed by the Manager. He is 46
Executive Officer of EACM Advisors, an	years old and has been an employee of the
affiliate of the Manager, since August 2004, and	Manager since June 2000.
served as Chief Executive Officer of Evaluation	JANETTE E. FARRAGHER, Vice President
Associates, a leading institutional investment	and Assistant Secretary since
consulting firm, from 1988 until 2004.	August 2005.
A. PAUL DISDIER, Executive Vice	Assistant General Counsel of BNY Mellon,
President since March 2000.	and an officer of 77 investment companies
Executive Vice President of the Fund, Director	(comprised of 174 portfolios) managed by the
of the Manager Municipal Securities, and an	Manager. She is 45 years old and has been an
officer of 2 other investment companies	employee of the Manager since February 1984.
(comprised of 2 portfolios) managed by the	JOHN B. HAMMALIAN, Vice President and
Manager. He is 52 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since February 1988.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 77 investment companies (comprised
and Secretary since August 2005.	of 174 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 77 investment companies	of the Manager since February 1991.
(comprised of 174 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
officer of 77 investment companies (comprised
of 174 portfolios) managed by the Manager.
He is 56 years old and has been an employee
of the Manager since May 1986.

44

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since May 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 77 investment companies (comprised	the Manager, and an officer of 77 investment
of 174 portfolios) managed by the Manager.	companies (comprised of 174 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since August 2005.
Manager, and an officer of 77 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 174 portfolios)	the Manager, and an officer of 77 investment
managed by the Manager. He is 49 years old	companies (comprised of 174 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since September 2007.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 77 investment companies	The Dreyfus Family of Funds (77 investment
(comprised of 174 portfolios) managed by	companies, comprised of 174 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon's Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 77 investment companies	capacities with the Manager since 1980,
(comprised of 174 portfolios) managed by the	including manager of the firm's Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since August 2005.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	October 2002.
Funds of the Manager, and an officer of 77	Vice President and Anti-Money Laundering
investment companies (comprised of 174	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 73 investment companies (comprised of 170
Manager since October 1988.	portfolios) managed by the Manager. He is 37
years old and has been an employee of the
Distributor since October 1998.

The Fund 45

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
27	Notes to Financial Statements
36	Report of Independent Registered
Public Accounting Firm
37	Important Tax Information
38	Information About the Review and
Approval of the Fund’s Management
Agreement and Sub-Advisory Agreement
44	Board Members Information
47	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
High Income Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Premier High Income Fund, covering the 12-month period from September 1, 2007, through August 31, 2008.

Economic and market conditions generally remained unsettled throughout the reporting period.A persistent credit crisis, downturns in the U.S. and global economies and resurgent inflationary pressures produced heightened bond market volatility. As investors grew more risk averse, they moved away from riskier market sectors toward the relative credit safety of U.S. government securities, and more stable money market funds. Yet, high yield bond prices held up relatively well over the 12-month reporting period. It appears that weakness in consumer debt markets, such as mortgages, has not severely undermined credit conditions for most issuers of corporate bonds.

We believe that monetary and other recent government policy actions should contribute to the recuperation of the ongoing credit crisis, and that credit availability is likely to improve slowly as financial institutions remain cautious. Global energy demand has begun to weaken, potentially alleviating inflationary pressures.The housing market may bottom later this year, with relatively little potential for either sharp subsequent declines or a strong rebound. Consequently, we expect the U.S. economy to slow to sub-par levels for a prolonged period, rather than entering either a sustained rebound or a severe recession.As always, your financial advisor can help you position your investments accordingly.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chief Executive Officer
The Dreyfus Corporation
September 15, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2007, through August 31, 2008, as provided by Mark Shenkman, Chief Investment Officer of Shenkman Capital Management, Inc., Sub-Investment Adviser

Fund and Market Performance Overview

During the 12-month reporting period ended August 31, 2008, Class A, B, C and I shares of Dreyfus Premier High Income Fund achieved total returns of 0.51%, –0.02%, –0.23% and 0.73%, respectively.1 For the same period, the fund’s benchmark, the Merrill Lynch U.S. HighYield Master II Constrained Index (the “Index”), produced a –1.02% total return.2

Although high yield bonds were affected along with other fixed-income market sectors by a U.S.economic slump and global credit crisis triggered by dislocations in consumer debt markets, they held up relatively well compared to previous downturns amid persistently low default rates. The fund produced higher returns than its benchmark Index, which we attribute to our conservative investment approach and focus on independent credit research.

The Fund’s Investment Approach

The fund seeks to maximize total return consistent with capital preservation and prudent risk management. To pursue its goal, the fund generally invests at least 80% of its assets in bonds rated below investment grade.The high yield securities in which the fund invests may include corporate debt securities, structured notes, zero-coupon securities and debt securities issued by states or local governments and their agencies, authorities and other instrumentalities. The fund may invest up to 20% of its assets in investment-grade corporate bonds, U.S. government securities and money market instruments.

When choosing securities for the fund, we generally look for issuers that we believe have positive credit momentum and the potential for credit-rating upgrades. Using a “bottom-up,” fundamental analysis, we seek to maximize returns and minimize default risk through broad diversification, direct communication with management and monitoring all issuers on a systematic basis.We generally avoid investing in industries or issuers that we believe have a high risk of default.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic and Credit Woes Weighed on Bond Markets

A credit crisis that began in the sub-prime mortgage market continued to dampen investor sentiment over the reporting period, causing prices in consumer-oriented segments of the bond market, such as mortgage-and asset-backed securities, to fall sharply. In addition, slumping housing markets, a weaker job market and soaring food and energy prices sparked a downturn in the U.S. economy, leading to heightened volatility for most corporate securities.

However, in contrast to stocks, high yield bonds posted only modestly negative total returns, on average, over the reporting period as investors responded positively to sound business fundamentals in most industries outside of the financials,automotive and housing-related sectors.As of the reporting period’s end, more than one year after the onset of the credit crisis, the high yield default rate stood at approximately 2.5%, below its long-term average and well short of the peak reached in the early 1990s.

The Federal Reserve Board (the “Fed”) responded aggressively to the credit crunch and economic downturn by injecting liquidity into the U.S. banking system and reducing short-term interest rates from 5.25% at the start of the reporting period to 2% by the end. Fixed-income markets generally began to see signs of improvement in March 2008, after the Fed participated in a plan to prevent the insolvency of a major investment bank from damaging other financial institutions. However, renewed declines over the summer stemming from another wave of sub-prime related write-downs by global investment banks and turmoil affecting two major U.S. government-sponsored mortgage agencies had erased the rebound by the reporting period’s end.

Focus on Credit Quality Supported Fund Performance

Our longstanding, conservative approach to high yield investing proved effective in this environment.As the credit cycle matured, we intensified our focus on bonds with “single-B” credit ratings that, after in-depth analysis, met our investment criteria. Conversely, the fund held substantially less exposure than its benchmark to riskier “triple-C” rated bonds, which fared relatively poorly during the reporting period’s “flight to quality” among investors.

4

The fund received particularly strong contributions to performance from its lack of exposure to the debt of consumer finance firms and an underweighted position in the automotive industry. The fund also benefited from the success of our security selection strategy in the energy and media industries.

Detractors from relative performance during the reporting period included an underweighted position in the relatively strong-performing utilities sector. In addition, lack of exposure to telecommunications companies Sprint/Nextel and Alltel, which did not meet our investment criteria, prevented the fund from participating in their gains.

Maintaining a Cautious Investment Posture

At the end of the reporting period, the U.S. economy remained mired in a slump and the global credit crisis has not abated. Therefore, we intend to maintain the fund’s conservative stance. While high yield default rates are likely to increase from current levels, we believe they will remain relatively muted by historical standards as credit concerns continue to emanate more from consumer debt markets than corporate sectors. Indeed, we believe that our research-intensive investment process is particularly well suited to finding attractive values in today’s uncertain market environment.

September 15, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and the sub-investment adviser, pursuant to an agreement in effect until October 31, 2008, at which time it may be extended, terminated or modified.
2	SOURCE: BLOOMBERG — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. HighYield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus
Premier High Income Fund on 1/31/03 (inception date) to a $10,000 investment made in the Merrill Lynch
U.S. HighYield Master II Constrained Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.
The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/08

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (4.5%)	1/31/03	(4.03)%	4.37%	5.62%
without sales charge	1/31/03	0.51%	5.33%	6.49%
Class B shares
with applicable redemption charge †	1/31/03	(3.76)%	4.49%	5.82%
without redemption	1/31/03	(0.02)%	4.80%	5.95%
Class C shares
with applicable redemption charge ††	1/31/03	(1.16)%	4.55%	5.69%
without redemption	1/31/03	(0.23)%	4.55%	5.69%
Class I shares	1/31/03	0.73%	5.66%	6.83%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier High Income Fund from March 1, 2008 to August 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2008
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 5.76	$ 8.40	$ 9.56	$ 4.28
Ending value (after expenses)	$1,026.20	$1,024.50	$1,022.60	$1,027.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2008

	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 5.74	$ 8.36	$ 9.53	$ 4.27
Ending value (after expenses)	$1,019.46	$1,016.84	$1,015.69	$1,020.90

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.65% for Class B, 1.87% for
Class C and .85% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2008

	Coupon	Maturity	Principal
Bonds and Notes—89.1%	Rate (%)	Date	Amount ($)		Value ($)

Aerospace & Defense—.6%
MOOG,
Sr. Sub. Notes	7.25	6/15/18	1,000,000	[a]	985,000
Auto Related—3.9%
Ford Motor Credit,
Sr. Unscd. Notes	7.38	10/28/09	3,350,000		3,114,388
General Motors Nova Finance,
Gtd. Bonds	6.85	10/15/08	500,000		497,500
GMAC,
Sr. Unsub. Notes	5.85	1/14/09	900,000		861,862
Goodyear Tire & Rubber,
Gtd. Notes	6.68	12/1/09	1,500,000	[b]	1,507,500
Goodyear Tire & Rubber,
Sr. Unscd. Notes	7.86	8/15/11	1,000,000		1,010,000
					6,991,250
Broadcasting & Media—1.6%
Allbritton Communications,
Sr. Sub. Notes	7.75	12/15/12	1,500,000		1,350,000
LIN Television,
Gtd. Notes	6.50	5/15/13	750,000		618,750
Salem Communications Holding,
Gtd. Notes	7.75	12/15/10	1,000,000		845,000
					2,813,750
Cable & Media—5.6%
Cablevision Systems,
Sr. Unscd. Notes, Ser. B	7.13	4/1/09	1,500,000	[b]	1,515,000
Cablevision Systems,
Sr. Unscd. Notes, Ser. B	8.00	4/15/12	2,250,000	[b]	2,238,750
DirecTV Holdings/Financing,
Gtd. Notes	8.38	3/15/13	1,000,000		1,040,000
Echostar DBS,
Gtd. Notes	5.75	10/1/08	500,000		501,250
Echostar DBS,
Gtd. Notes	6.63	10/1/14	1,500,000		1,383,750
Echostar DBS,
Gtd. Notes	7.13	2/1/16	500,000		462,500
Mediacom Broadband,
Sr. Unscd. Notes	8.50	10/15/15	500,000		458,750
Mediacom,
Sr. Unscd. Notes	9.50	1/15/13	500,000		486,250

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Cable & Media (continued)
Videotron,
Gtd. Notes	9.13	4/15/18	500,000	[a]	528,125
Virgin Media Finance,
Gtd. Notes	9.13	8/15/16	1,500,000		1,436,250
					10,050,625
Chemicals—1.8%
Airgas,
Gtd. Notes	7.13	10/1/18	700,000	[a]	708,750
Nalco,
Gtd. Notes	8.88	11/15/13	1,500,000		1,567,500
PolyOne,
Sr. Unscd. Notes	8.88	5/1/12	1,000,000		1,002,500
					3,278,750
Consumer Products—2.6%
Da-Lite Screen,
Sr. Notes	9.50	5/15/11	1,500,000		1,447,500
Jarden,
Gtd. Notes	7.50	5/1/17	500,000		447,500
Leslie’s Poolmart,
Sr. Unscd. Notes	7.75	2/1/13	2,000,000		1,850,000
Visant Holding,
Sr. Notes	8.75	12/1/13	1,000,000		957,500
					4,702,500
Environmental &
Facilities Services—1.7%
Casella Waste Systems,
Gtd. Notes	9.75	2/1/13	2,000,000		1,990,000
Waste Services,
Sr. Sub. Notes	9.50	4/15/14	1,000,000		1,015,000
					3,005,000
Food & Beverages—2.3%
Constellation Brands,
Gtd. Notes	7.25	5/15/17	1,000,000		985,000
Del Monte,
Gtd. Notes	8.63	12/15/12	500,000	[b]	507,500
Michael Foods,
Gtd. Notes	8.00	11/15/13	1,750,000		1,723,750
Pinnacle Foods Finance,
Gtd. Notes	9.25	4/1/15	1,000,000		875,000
					4,091,250

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Food & Drugs—.8%
Stater Brothers Holdings,
Gtd. Notes	7.75	4/15/15	750,000	727,500
Stater Brothers Holdings,
Gtd. Notes	8.13	6/15/12	750,000	750,000
				1,477,500
Gaming—3.7%
Chukchansi Economic
Development Authority,
Sr. Unscd. Notes	6.33	11/15/12	500,000 [a,b]	403,750
MGM Mirage,
Gtd. Notes	6.00	10/1/09	1,650,000	1,625,250
Mohegan Tribal Gaming,
Gtd. Notes	6.38	7/15/09	500,000	486,250
Mohegan Tribal Gaming,
Gtd. Notes	6.88	2/15/15	150,000	105,750
Penn National Gaming,
Sr. Sub. Notes	6.75	3/1/15	250,000	218,750
Penn National Gaming,
Gtd. Notes	6.88	12/1/11	500,000	477,500
Pinnacle Entertainment,
Gtd. Notes	8.25	3/15/12	1,500,000	1,470,000
Seneca Gaming,
Sr. Unscd. Notes, Ser. B	7.25	5/1/12	1,000,000	897,500
Shuffle Master,
Sr. Notes	1.25	4/15/24	1,000,000	955,000
				6,639,750
Health Care—11.2%
Advanced Medical Optics,
Sr. Sub. Notes	3.25	8/1/26	800,000	558,000
Advanced Medical Optics,
Gtd. Notes	7.50	5/1/17	1,000,000	900,000
Biomet
Gtd. Bonds	10.00	10/15/17	1,000,000	1,085,000
Carriage Services,
Gtd. Notes	7.88	1/15/15	1,000,000	915,000
Community Health Systems,
Gtd. Notes	8.88	7/15/15	1,750,000	1,776,250
DaVita,
Gtd. Notes	7.25	3/15/15	1,500,000	1,483,125

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Health Care (continued)
DJO Finance,
Gtd. Notes	10.88	11/15/14	1,250,000		1,259,375
HCA,
Sr. Unscd. Notes	6.75	7/15/13	500,000		437,500
HCA,
Sr. Scd. Notes	9.25	11/15/16	2,250,000		2,320,312
Health Management Associates,
Sr. Unscd. Notes	6.13	4/15/16	1,000,000		875,000
Par Pharmaceutical Cos.,
Sr. Sub. Notes	2.88	9/30/10	750,000		670,312
Psychiatric Solutions,
Gtd. Notes	7.75	7/15/15	1,250,000		1,218,750
Service Corp. International,
Sr. Unscd. Notes	6.75	4/1/16	500,000	[b]	462,500
Stewart Enterprises,
Gtd. Notes	6.25	2/15/13	600,000	[b]	582,000
United Surgical Partners,
Gtd. Notes	8.88	5/1/17	1,250,000		1,081,250
Universal Hospital Services,
Sr. Scd. Notes	6.30	6/1/15	2,000,000	[b]	1,870,000
Vanguard Health Holding II,
Gtd. Notes	9.00	10/1/14	1,000,000		987,500
Warner Chilcott,
Gtd. Notes	8.75	2/1/15	1,500,000	[b]	1,533,750
					20,015,624
Investment Companies—.6%
Nuveen Investments,
Sr. Notes	10.50	11/15/15	1,250,000	[a]	1,090,625
Manufacturing—1.7%
Chart Industries,
Sr. Sub. Notes	9.13	10/15/15	1,500,000	[b]	1,563,750
SPX,
Sr. Notes	7.63	12/15/14	1,000,000	[a]	1,028,750
Trimas,
Gtd. Notes	9.88	6/15/12	500,000		447,500
					3,040,000
Media/Diversified & Services—3.9%
Hughes Network Systems,
Gtd. Notes	9.50	4/15/14	2,500,000		2,531,250

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Media/Diversified & Services (continued)
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	1,000,000		1,053,750
Intelsat Subsidiary Holding,
Sr. Unscd. Notes	8.50	1/15/13	150,000	[a]	149,250
Lamar Media,
Gtd. Notes, Ser. C	6.63	8/15/15	500,000		445,625
Lamar Media,
Sr. Unscd. Notes	6.63	8/15/15	750,000		669,375
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	500,000		472,500
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	1,750,000		1,653,750
					6,975,500
Mining & Metals—.6%
Arch Western Finance,
Sr. Scd. Notes	6.75	7/1/13	1,000,000	[b]	1,002,500
Non Food & Drug—.7%
Sally Holdings,
Gtd. Notes	9.25	11/15/14	750,000		762,188
Susser Holdings,
Gtd. Notes	10.63	12/15/13	550,000		555,500
					1,317,688
Oil & Gas—9.7%
Berry Petroleum,
Sr. Sub. Notes	8.25	11/1/16	1,050,000		1,008,000
Complete Production Services,
Gtd. Notes	8.00	12/15/16	1,250,000		1,234,375
Compton Petroleum Finance,
Gtd. Notes	7.63	12/1/13	1,500,000		1,415,625
Denbury Resources,
Gtd. Notes	7.50	4/1/13	500,000		495,625
Denbury Resources,
Gtd. Notes	7.50	12/15/15	1,000,000		981,250
Encore Acquisition,
Gtd. Notes	6.00	7/15/15	1,500,000		1,316,250
Encore Acquisition,
Gtd. Notes	6.25	4/15/14	750,000		675,000
Exco Resources,
Gtd. Notes	7.25	1/15/11	500,000		497,500

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Oil & Gas (continued)
Key Energy Services,
Gtd. Notes	8.38	12/1/14	1,000,000	[a]	1,012,500
Mariner Energy,
Gtd. Notes	8.00	5/15/17	1,000,000		920,000
PetroHawk Energy,
Gtd. Notes	9.13	7/15/13	1,000,000		1,000,000
Petroplus Finance,
Gtd. Notes	7.00	5/1/17	2,250,000	[a]	2,008,125
QuickSilver Resources,
Gtd. Notes	8.25	8/1/15	1,000,000		972,500
Range Resources,
Gtd. Notes	7.25	5/1/18	1,500,000		1,462,500
Sandridge Energy,
Sr. Notes	8.00	6/1/18	1,000,000	[a]	942,500
W&T Offshore,
Gtd. Notes	8.25	6/15/14	1,500,000	[a]	1,357,500
					17,299,250
Packaging & Containers—2.4%
BWAY,
Gtd. Notes	10.00	10/15/10	1,000,000	[b]	1,000,000
Greif,
Gtd. Notes	6.75	2/1/17	1,000,000		975,000
Owens Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	500,000		498,750
Owens Brockway Glass Container,
Gtd. Notes	8.25	5/15/13	1,050,000		1,086,750
Silgan Holdings,
Sr. Sub. Notes	6.75	11/15/13	750,000		708,750
					4,269,250
Paper & Forest Products—2.2%
Domtar,
Gtd. Notes	7.88	10/15/11	500,000		516,250
Graphic Packaging International,
Gtd. Notes	8.50	8/15/11	1,000,000		990,000
NewPage,
Sr. Scd. Notes	10.00	5/1/12	650,000		633,750
Rock-Tenn,
Sr. Unscd. Notes	8.20	8/15/11	500,000		515,000
Rock-Tenn,
Gtd. Notes	9.25	3/15/16	500,000	[a]	515,000

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Paper & Forest Products (continued)
Smurfit-Stone Container,
Sr. Unscd. Notes	8.00	3/15/17	1,000,000		805,000
					3,975,000
Printing & Publishing—.5%
Cenveo,
Sr. Sub. Notes	7.88	12/1/13	1,000,000		828,750
Restaurants—.5%
Seminole Hard Rock Entertainment,
Sr. Scd. Notes	5.28	3/15/14	1,000,000	[a,b]	805,000
Support Services—7.4%
Aramark,
Gtd. Notes	8.50	2/1/15	3,000,000		3,037,500
Corrections Corp. of America,
Gtd. Notes	7.50	5/1/11	1,500,000		1,518,750
Education Management,
Gtd. Notes	10.25	6/1/16	1,000,000		881,250
FTI Consulting,
Gtd. Notes	7.75	10/1/16	1,250,000		1,303,125
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	500,000	[a]	401,250
Iron Mountain,
Gtd. Notes	7.75	1/15/15	1,000,000		1,005,000
Iron Mountain,
Gtd. Notes	8.63	4/1/13	500,000		505,000
L-1 Identity Solutions I,
Sr. Unscd. Notes	3.75	5/15/27	650,000		592,312
Lender Process Services,
Sr. Unscd. Notes	8.13	7/1/16	1,000,000	[a]	1,021,250
Mac-Gray,
Sr. Unscd. Notes	7.63	8/15/15	1,250,000		1,196,875
Verifone Holdings,
Sr. Notes	2.13	6/15/12	750,000	[a,b]	597,188
West,
Gtd. Notes	9.50	10/15/14	1,250,000		1,071,875
					13,131,375
Technology—2.9%
Celestica,
Sr. Sub. Notes	7.63	7/1/13	500,000		482,500
Celestica,
Sr. Sub. Notes	7.88	7/1/11	500,000		503,750

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Technology (continued)
Flextronics International,
Sr. Sub. Notes	6.50	5/15/13	500,000		475,000
Sungard Data Systems,
Gtd. Notes	9.13	8/15/13	1,500,000		1,530,000
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	1,250,000		1,265,625
Syniverse Technologies,
Gtd. Notes, Ser. B	7.75	8/15/13	1,000,000		945,000
					5,201,875
Telecommunications—8.7%
Centennial Communication,
Sr. Unscd. Notes	10.00	1/1/13	500,000		522,500
Centennial Communications,
Sr. Unscd. Notes	8.13	2/1/14	500,000	[b]	510,000
Centennial Communications,
Sr. Notes	8.54	1/1/13	1,000,000	[b]	1,000,000
Cincinnati Bell,
Gtd. Notes	8.38	1/15/14	1,500,000		1,426,875
Frontier Communications,
Sr. Unscd. Notes	6.25	1/15/13	500,000		480,000
Frontier Communications,
Sr. Unscd. Notes	6.63	3/15/15	1,200,000		1,086,000
Frontier Communications,
Sr. Unscd. Notes	7.88	1/15/27	500,000		432,500
Nordic Telephone Holdings,
Sr. Scd. Bonds	8.88	5/1/16	3,500,000	[a]	3,386,250
Paetec Holding,
Gtd. Notes	9.50	7/15/15	2,000,000		1,630,000
Qwest Capital Funding,
Gtd. Notes	7.25	2/15/11	2,300,000		2,222,375
Qwest,
Sr. Unscd. Notes	8.88	3/15/12	500,000	[b]	506,250
Windstream,
Gtd. Notes	7.00	3/15/19	2,000,000		1,760,000
Windstream,
Gtd. Notes	8.63	8/1/16	500,000		497,500
					15,460,250

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)

Textiles & Apparel—.9%
Hanesbrands,
Gtd. Notes, Ser. B	6.51	12/15/14	750,000	[b]	652,500
Warnaco,
Sr. Unscd. Notes	8.88	6/15/13	1,000,000		1,032,500
					1,685,000
Transportation—2.1%
Bristow Group,
Gtd. Notes	6.13	6/15/13	500,000		472,500
Bristow Group,
Gtd. Notes	7.50	9/15/17	1,000,000		965,000
CHC Helicopter,
Gtd. Notes	7.38	5/1/14	1,000,000		1,045,000
Gulfmark Offshore,
Sr. Unscd. Notes	7.75	7/15/14	1,250,000	[b]	1,237,500
					3,720,000
Utilities—8.5%
AES,
Sr. Notes	8.00	6/1/20	250,000	[a]	240,625
Dynegy Holdings,
Sr. Unscd. Notes	6.88	4/1/11	1,000,000		990,000
Dynegy Holdings,
Sr. Unscd. Debs.	7.13	5/15/18	500,000		437,500
Edison Mission Energy,
Sr. Unscd. Notes	7.00	5/15/17	500,000		481,250
Edison Mission Energy,
Sr. Unscd. Notes	7.20	5/15/19	1,500,000		1,447,500
El Paso Natural Gas,
Sr. Unscd. Notes	7.25	6/1/18	2,000,000		1,975,000
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	1,250,000	[a]	1,285,938
Inergy,
Sr. Unscd. Notes	6.88	12/15/14	1,500,000		1,357,500
Ipalco Enterprises,
Sr. Scd. Notes	7.25	4/1/16	1,500,000	[a]	1,511,250
MarkWest Energy Partners,
Sr. Notes	8.75	4/15/18	1,750,000	[a]	1,750,000

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Utilities (continued)
NRG Energy,
Gtd. Notes	7.38	2/1/16	2,500,000	2,475,000
Texas Computer Electric Holdings,
Gtd. Notes	10.25	11/1/15	1,250,000 [a]	1,253,125
				15,204,688
Total Bonds and Notes
(cost $165,192,862)				159,057,750

Preferred Stocks—.0%			Shares	Value ($)

Broadcasting & Media
Spanish Broadcasting System,
Ser. B, Cum. $107.5
(cost $721)			1	406

Other Investment—9.1%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $16,234,000)			16,234,000 [c]	16,234,000

Total Investments (cost $181,427,583)			98.2%	175,292,156
Cash and Receivables (Net)			1.8%	3,227,421
Net Assets			100.0%	178,519,577

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, these securities amounted to $22,981,751 or 12.9% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)

Corporate Bonds	89.1	Preferred Stocks	.0
Money Market Investment	9.1		98.2

† Based on net assets.
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2008

	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments:
Unaffiliated issuers	165,193,583	159,058,156
Affiliated issuers	16,234,000	16,234,000
Dividends and interest receivable		3,401,455
Receivable for investment securities sold		442,001
Receivable for shares of Common Stock subscribed		75,015
Prepaid expenses		26,649
		179,237,276

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		201,924
Cash overdraft due to Custodian		58,339
Payable for shares of Common Stock redeemed		352,988
Accrued expenses		104,448
		717,699

Net Assets ($)		178,519,577

Composition of Net Assets ($):
Paid-in capital		199,736,219
Accumulated undistributed investment income—net		1,198,608
Accumulated net unrealized gain (loss) on investments		(16,279,823)
Accumulated net unrealized appreciation
(depreciation) on investments		(6,135,427)

Net Assets ($)		178,519,577

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	78,348,600	34,856,117	49,824,207	15,490,653
Shares Outstanding	6,382,899	2,841,105	4,071,547	1,259,118

Net Asset Value Per Share ($)	12.27	12.27	12.24	12.30

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Year Ended August 31, 2008

Investment Income ($):
Income:
Interest	16,677,320
Cash dividends:
Unaffiliated issuers	69
Affiliated issuers	332,372
Total Income	17,009,761
Expenses:
Management fee—Note 3(a)	1,606,449
Shareholder servicing costs—Note 3(c)	749,572
Distribution fees—Note 3(b)	649,996
Registration fees	57,247
Professional fees	46,690
Prospectus and shareholders’ reports	36,726
Custodian fees—Note 3(c)	28,027
Directors’ fees and expenses—Note 3(d)	15,186
Interest expense—Note 2	2,166
Loan commitment fees—Note 2	2,153
Miscellaneous	34,405
Total Expenses	3,228,617
Less—reduction in management fee due to undertaking—Note 3(a)	(172,373)
Less—reduction in fees due to earnings credits—Note 1(b)	(24,993)
Net Expenses	3,031,251
Investment Income-Net	13,978,510

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(15,124,026)
Net unrealized appreciation (depreciation) on investments	1,565,145
Net Realized and Unrealized Gain (Loss) on Investments	(13,558,881)
Net Increase in Net Assets Resulting from Operations	419,629

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2008	2007[a]

Operations ($):
Investment income—net	13,978,510	20,168,667
Net realized gain (loss) on investments	(15,124,026)	4,884,888
Net unrealized appreciation
(depreciation) on investments	1,565,145	(8,695,547)
Net Increase (Decrease) in Net Assets
Resulting from Operations	419,629	16,358,008

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(7,157,460)	(10,808,976)
Class B Shares	(2,752,145)	(3,689,225)
Class C Shares	(3,941,891)	(5,911,419)
Class I Shares	(1,224,913)	(1,716,739)
Net realized gain on investments:
Class A Shares	(149,763)	—
Class B Shares	(60,662)	—
Class C Shares	(90,394)	—
Class I Shares	(23,471)	—
Total Dividends	(15,400,699)	(22,126,359)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	19,572,688	43,809,250
Class B Shares	735,011	1,384,677
Class C Shares	3,467,019	7,579,693
Class I Shares	4,066,523	8,993,029
Dividends reinvested:
Class A Shares	5,521,482	8,204,603
Class B Shares	1,637,027	2,037,784
Class C Shares	2,148,829	2,966,909
Class I Shares	903,959	1,285,333
Cost of shares redeemed:
Class A Shares	(56,351,088)	(91,853,683)
Class B Shares	(12,079,146)	(14,262,747)
Class C Shares	(22,917,149)	(39,993,381)
Class I Shares	(5,210,581)	(13,471,829)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(58,505,426)	(83,320,362)
Total Increase (Decrease) in Net Assets	(73,486,496)	(89,088,713)

Net Assets ($):
Beginning of Period	252,006,073	341,094,786
End of Period	178,519,577	252,006,073
Undistributed investment income—net	1,198,608	1,753,182

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	1,534,005	3,211,354
Shares issued for dividends reinvested	433,723	603,511
Shares redeemed	(4,445,307)	(6,783,944)
Net Increase (Decrease) in Shares Outstanding	(2,477,579)	(2,969,079)

Class Bb
Shares sold	57,970	101,685
Shares issued for dividends reinvested	128,710	150,052
Shares redeemed	(950,617)	(1,049,008)
Net Increase (Decrease) in Shares Outstanding	(763,937)	(797,271)

Class C
Shares sold	272,934	556,020
Shares issued for dividends reinvested	169,158	218,773
Shares redeemed	(1,810,911)	(2,952,014)
Net Increase (Decrease) in Shares Outstanding	(1,368,819)	(2,177,221)

Class I
Shares sold	319,175	657,513
Shares issued for dividends reinvested	71,033	94,264
Shares redeemed	(410,854)	(994,558)
Net Increase (Decrease) in Shares Outstanding	(20,646)	(242,781)

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	During the period ended August 31, 2008, 161,247 Class B shares representing $2,064,043, were automatically converted to 161,240 Class A shares and during the period ended August 31, 2007, 110,576 Class B shares representing $1,513,304 were automatically converted to 110,559 Class A shares.
See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.14	13.45	13.81	13.85	13.39
Investment Operations:
Investment income—net[a]	.87	.91	.87	.85	.92
Net realized and unrealized
gain (loss) on investments	(.80)	(.23)	(.28)	.02	.45
Total from Investment Operations	.07	.68	.59	.87	1.37
Distributions:
Dividends from investment income—net	(.92)	(.99)	(.95)	(.91)	(.91)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.94)	(.99)	(.95)	(.91)	(.91)
Net asset value, end of period	12.27	13.14	13.45	13.81	13.85

Total Return (%)[b]	.51	5.03	4.50	6.47	10.40

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.18	1.15	1.15	1.18
Ratio of net expenses
to average net assets	1.13	1.18[c]	1.15[c]	1.14	1.16
Ratio of net investment income
to average net assets	6.81	6.65	6.40	6.09	6.60
Portfolio Turnover Rate	45.60	73.12	54.43	62.54	62.65

Net Assets, end of period ($ x 1,000)	78,349	116,471	159,160	162,254	184,674

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.14	13.45	13.80	13.84	13.38
Investment Operations:
Investment income—net[a]	.80	.83	.80	.78	.84
Net realized and unrealized
gain (loss) on investments	(.80)	(.23)	(.27)	.02	.45
Total from Investment Operations	—	.60	.53	.80	1.29
Distributions:
Dividends from investment income—net	(.85)	(.91)	(.88)	(.84)	(.83)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.87)	(.91)	(.88)	(.84)	(.83)
Net asset value, end of period	12.27	13.14	13.45	13.80	13.84

Total Return (%)[b]	(.02)	4.46	4.05	5.91	9.83

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.74	1.72	1.67	1.67	1.72
Ratio of net expenses
to average net assets	1.65	1.71	1.67[c]	1.67[c]	1.71
Ratio of net investment income
to average net assets	6.29	6.12	5.88	5.57	6.06
Portfolio Turnover Rate	45.60	73.12	54.43	62.54	62.65

Net Assets, end of period ($ x 1,000)	34,856	47,360	59,192	70,228	69,573

24

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended August 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.11	13.42	13.77	13.81	13.36
Investment Operations:
Investment income—net[a]	.77	.80	.76	.74	.81
Net realized and unrealized
gain (loss) on investments	(.80)	(.23)	(.26)	.02	.45
Total from Investment Operations	(.03)	.57	.50	.76	1.26
Distributions:
Dividends from investment income—net	(.82)	(.88)	(.85)	(.80)	(.81)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.84)	(.88)	(.85)	(.80)	(.81)
Net asset value, end of period	12.24	13.11	13.42	13.77	13.81

Total Return (%)[b]	(.23)	4.23	3.80	5.66	9.53

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.96	1.94	1.90	1.90	1.96
Ratio of net expenses
to average net assets	1.87	1.94[c]	1.90[c]	1.90[c]	1.94
Ratio of net investment income
to average net assets	6.07	5.89	5.64	5.33	5.82
Portfolio Turnover Rate	45.60	73.12	54.43	62.54	62.65

Net Assets, end of period ($ x 1,000)	49,824	71,313	102,211	140,505	155,189

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class I Shares	2008	2007[a]	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	13.18	13.49	13.84	13.88	13.42
Investment Operations:
Investment income—net[b]	.91	.98	.92	.90	.94
Net realized and unrealized
gain (loss) on investments	(.81)	(.26)	(.27)	.01	.46
Total from Investment Operations	.10	.72	.65	.91	1.40
Distributions:
Dividends from investment income—net	(.96)	(1.03)	(1.00)	(.95)	(.94)
Dividends from net realized
gain on investments	(.02)	—	—	—	—
Total Distributions	(.98)	(1.03)	(1.00)	(.95)	(.94)
Net asset value, end of period	12.30	13.18	13.49	13.84	13.88

Total Return (%)	.73	5.45	4.85	6.76	10.75

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.85	.84	.85	.90
Ratio of net expenses
to average net assets	.85	.85[c]	.84[c]	.84	.90[c]
Ratio of net investment income
to average net assets	7.08	6.99	6.75	6.41	6.92
Portfolio Turnover Rate	45.60	73.12	54.43	62.54	62.65

Net Assets, end of period ($ x 1,000)	15,491	16,862	20,532	13,634	11,265

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier High Income Fund (the “fund”) is a separate diversified series of Dreyfus Bond Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to maximize total return consistent with capital preservation and prudent risk management.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Shenkman Capital Management, Inc. (“Shenkman Capital”) serves as the fund’s sub-investment adviser.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange, are valued at their net asset value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the fund on the ex-dividend date.The fund declares and pays dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On August 29, 2008, the Board of Directors declared a cash dividend per share of $.071 for Class A, $.066 for Class B, $.063 for Class C and $.074 for Class I from undistributed investment income-net, payable on September 2, 2008 (ex-dividend date) to shareholders of record as of the close of business on September 2, 2008.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.

The adoption of FIN 48 had no impact on the operations of the fund for the period ending August 31, 2008.

As of and during the period ended August 31, 2008, the fund did not have any liabilities for any unrecognized tax benefits.The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,198,608, accumulated capital losses $1,531,881 and unrealized depreciation $6,738,936. In addition, the fund had $14,144,433 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2008 and August 31, 2007, were as follows: ordinary income $15,077,783 and $22,126,359 and long term gains $322,917 and $0, respectively.

During the period ended August 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $543,325 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2008 was approximately $45,600 with a related weighted average annualized interest rate of 4.75% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. For the period November 1, 2007 through October 31, 2008, the Manager will waive receipt of .10% of the management fee payable by the fund. The reduction in management fee, pursuant to the undertaking, amounted to $172,373 during the period ended August 31, 2008.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Shenkman Capital, Dreyfus pays Shenkman Capital a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

During the period ended August 31, 2008, the Distributor retained $4,257 from commissions earned on sales of the fund’s Class A shares, and $133,509 and $9,698 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2008, Class B and Class C shares were charged $202,237 and $447,759, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2008, Class A, Class B and Class C shares were charged $244,138, $101,118 and $149,253, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2008, the fund was charged $84,674 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2008, the fund was charged $8,227 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement to provide custodial services for the fund. During the period ended August 31, 2008, the fund was charged $28,027 pursuant to the custody agreement.

During the period ended August 31, 2008, the fund was charged $5,622 for services performed by the Chief Compliance Officer.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $114,528, Rule 12b-1 distribution plan fees $46,942, shareholder services plan fees $34,892, custodian fees $3,811, chief compliance officer fees $3,760 and transfer agency per account fees $13,246, which are offset against an expense reimbursement currently in effect in the amount of $15,255.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2008, amounted to $91,143,396, and $150,115,514, respectively.

At August 31, 2008, the cost of investments for federal income tax purposes was $182,031,092; accordingly, accumulated net unrealized depreciation on investments was $6,738,936, consisting of $1,316,515 gross unrealized appreciation and $8,055,451 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Plan of Reorganization:

On August 5, 2008, the Board of Directors of the Company approved and on October 15, 2008, the shareholders of the fund approved, an Agreement and Plan of Reorganization between the Company, on behalf of the fund and The Dreyfus/Laurels Funds Trust, and on behalf of Dreyfus Premier Limited Term High Yield Fund (the “Acquiring Fund”).The merger provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of shares of the Acquiring Fund to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”). The Reorganization is expected to take place on or about January 8, 2009. In anticipation of the Reorganization, effective August 29, 2008, the fund will be closed to any investments for new accounts.

The Fund 35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier High Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier High Income Fund (one of the series comprising Dreyfus Bond Funds, Inc.) as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Income Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 22, 2008

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes the fund hereby designates .08% of the ordinary dividends paid during the fiscal year ended August 31, 2008 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $69 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns. Also, the fund hereby designates 98.95% of ordinary income dividends paid during the fiscal year ended August 31, 2008 as qualifying “interest related dividends” and also designates $.0183 per share as a long-term capital gain distribution paid on December 31, 2007.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 5, 2008, the Board considered the re-approval of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services, and of the Manager’s Sub-Investment Advisory Agreement with Shenkman Capital Management, Inc. (“SCM”), pursuant to which SCM serves as sub-investment adviser and provides day-to-day management of the fund’s portfolio, each through November 30, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund by the Manager pursuant to its Management Agreement, and by SCM pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund as well as the fund’s asset size.

The Board members also considered the Manager’s and SCM’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure, as well as the Manager’s supervisory activities over SCM.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance.The Board members reviewed reports furnished to the Manager that were prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed reports furnished to the Manager that were prepared by Lipper that presented the fund’s performance for various periods ended March 31, 2008, as well as comparisons of total return performance for various periods ended March 31, 2008 and yield performance for one-year periods ended March 31st for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each full calendar year since the fund’s inception.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements available to Lipper as of March 31, 2008. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was higher than the Expense Group median and that the fund’s actual management fee was higher than the Expense Group and Expense Universe medians.The Board also noted that the fund’s total expense ratio approximated the Expense Group median and was higher than the Expense Universe median.The Board

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT
AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited) (continued)

noted the Manager’s undertaking, implemented on November 1, 2007, to waive receipt of .10% of the fund’s management fee payable to the Manager through October 31, 2008, and that such undertaking was not reflected in the fund’s expense ratio as provided in the Expense Group and Expense Universe comparisons because the undertaking was implemented after the date of the financial statement for the fund that is reflected in the Lipper reports.

With respect to the fund’s performance, the Board noted that the fund achieved total return results at the Performance Group and Performance Universe medians for the 1-year period and lower than the Performance Group and Performance Universe medians for each other reported time period up to five years. On a yield performance basis, the Board noted that the fund’s 1-year yield was at or higher than the Performance Group and Performance Universe medians for the three more recent annual periods and lower than the Performance Group and Performance Universe medians for the two longer-term annual periods.

In connection with the review of relative fund performance, the Board members considered the Fund’s investment process and how the fund has been marketed to and through intermediaries and to investors.The Board received a presentation from one of the fund’s primary portfolio managers describing the principal factors that have contributed to the fund’s recent improved performance, longer-term performance record, and prospects for future performance in the current market environment. The Board members determined that consideration should be given to the fund’s design, SCM’s investment process, and that SCM’s management of the Fund has been consistent with the prospectus mandate, the manner in which the fund has been marketed, and the disclosures made in connection therewith.The Board noted that the fund’s improved recent performance has been consistent with SCM’s expectations for the fund’s performance in the current market environment and that SCM’s investment process is a sound one for shareholders in an environment of enhanced price deterioration and default potential.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”).The Manager’s representatives also reviewed the fees paid by institutional separate accounts managed by SCM (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”) that have similar investment objectives and policies as the fund.The Manager does not manage any high yield institutional separate accounts or wrap fee accounts. The Manager’s representatives explained the nature of each Separate Account and the differences, from SCM’s perspective (as applicable), in providing services to the Separate Accounts as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Manager’s representatives advised the Board that the management fees for the Separate Accounts reflected SCM’s independent pricing and cost structures. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided.The Board considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-advisory fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT
AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited) (continued)

economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund share-holders.The Board members also considered potential benefits to the Manager and SCM from acting as investment adviser and sub-investment adviser, respectively, to the fund and noted from the Board meeting held on October 29-30, 2007 that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.Since the Manager,and not the fund, pays SCM the sub-advisory fee, the Board did not consider SCM’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature,extent,and quality of the services provided by the Manager and SCM are adequate and appropriate.

  With respect to the fund’s overall performance, the Board consid- ered the fund’s improved relative yield and total return performance, SCM’s presentations at the meeting and at prior Board meetings, and the desirability of SCM’s proprietary process for managing high yield investments in the current market environment as significant factors in re-approving the fund’s management agreement and the sub-investment advisory agreement with SCM.
  The Board concluded, taking into account the factors discussed above, that the fee paid to the Manager by the fund was reasonable in light of the considerations described above, including the Manager’s undertaking to waive receipt of 0.10% of the fund’s man- agement fee through October 31, 2008.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement, and Sub-Investment Advisory Agreement with SCM, through November 30, 2008, was in the best interests of the fund and its shareholders.

The Fund 43

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64)
Chairman of the Board (1995)

Principal Occupation During Past 5Years:

 Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 157

———————

David W. Burke (72)
Board Member (1994)

Principal Occupation During Past 5Years:

 Corporate Director and Trustee

Other Board Memberships and Affiliations:

 John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 85

———————

William Hodding Carter III (73)
Board Member (1988)

Principal Occupation During Past 5Years:

  Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (January 1, 2006-present)
  President and Chief Executive Officer of the John S. and James L. Knight Foundation (February 1, 1998-February 1, 2006)

Other Board Memberships and Affiliations:

  The Century Foundation, a tax-exempt research foundation, Emeritus Director
  The Enterprise Corporation of the Delta, a non-profit economic development organization, Director

No. of Portfolios for which Board Member Serves: 27

Gordon J. Davis (67)
Board Member (2006)

Principal Occupation During Past 5Years:

  Partner in the law firm of Dewey & LeBoeuf LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 36

———————

Joni Evans (66)
Board Member (2006)

Principal Occupation During Past 5Years:

  Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications
  Principal, Joni Evans Ltd.
  Senior Vice President of the William Morris Agency (2005)

No. of Portfolios for which Board Member Serves: 27

———————

Ehud Houminer (68)
Board Member (1994)

Principal Occupation During Past 5Years:

 Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 63

———————

Richard C. Leone (68)
Board Member (1987)

Principal Occupation During Past 5Years:

  President ofThe Century Foundation (formerly,TheTwentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

Other Board Memberships and Affiliations:

  The American Prospect, Director
  Center for American Progress, Director

No. of Portfolios for which Board Member Serves: 27

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Hans C. Mautner (70)
Board Member (1987)

Principal Occupation During Past 5Years:

  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

Other Board Memberships and Affiliations:

  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member, Advisory Board, Lehman Brothers European Real Estate Private Equity Fund

No. of Portfolios for which Board Member Serves: 27

———————

Robin A. Melvin (44)
Board Member (1995)

Principal Occupation During Past 5Years:

 Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances  Senior Vice President, Mentor, a National non-profit youth mentoring organization (2005)

No. of Portfolios for which Board Member Serves: 27

———————

Burton N. Wallack (57)
Board Member (2006)

Principal Occupation During Past 5Years:

 President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 27

———————

John E. Zuccotti (71)
Board Member (1987)

Principal Occupation During Past 5Years:

 Chairman of Brookfield Financial Properties, Inc.  Senior Counsel of Weil, Gotshal & Manges, LLP

 Emeritus Chairman of the Real Estate Board of New York

Other Board Memberships and Affiliations:

  Emigrant Savings Bank, Director
  Wellpoint, Inc., Director
  Columbia University,Trustee
  Doris Duke Charitable Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 157 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 157 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since August
2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since August
2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 174 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 170 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

48

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2.

Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.

Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,785 in 2007 and $79,088 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2007 and $13,813 in 2008. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,194 in 2007 and $6,349 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,987 in 2007 and $817 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,629,020 in 2007 and $3,605,073 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
(a)	Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Bond Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 27, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	October 27, 2008

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)